UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 1, 2004

                                   NEXEN INC.
             (Exact name of registrant as specified in its charter)

            CANADA                     1-6702                    98-6000202
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 699-4000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  See Item 2.03 below.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

                  On December 1, 2004, Nexen Energy Holdings International Limited, a wholly-owned subsidiary of Nexen Inc. (the "Company"), completed its purchase of EnCana Corporation's UK subsidiary, EnCana (U.K.) Limited, for US$2.1 billion plus certain adjustments. This acquisition includes EnCana's interests in the Buzzard discovery, along with the Scott and Telford producing fields, other satellite discoveries and interests in exploratory blocks totaling approximately 740,000 net undeveloped acres. Through the acquisition, the Company will obtain the services of EnCana's UK management and technical personnel. This acquisition was made pursuant to an Agreement for the Sale and Purchase of EnCana (U.K.) Limited (the "Share Purchase Agreement") dated October 28, 2004, which was filed as an exhibit to the Company's Form 8-K dated October 29, 2004. The acquisition is effective September 30, 2004. The purchase was funded partially by borrowings under the Credit Agreement described in Item 2.03 of this report.

                  A copy of the Company's press release announcing the completion of the acquisition is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                  On November 26, 2004, the Company entered into a Credit Agreement with the financial institutions listed therein and The Toronto-Dominion Bank, as Agent (the "Credit Agreement"). The Credit Agreement provides for: a bridge facility in the amount of US$1.5 billion, which was advanced on December 1, 2004 and used to fund a portion of the purchase price for the acquisition described in Item 2.01 of this report; and a development facility in the maximum principal amount of US$500 million, which may be drawn upon to finance a portion of the Company's share of the costs for the development and operation of the acquired assets.

                  The Credit Agreement provides for optional repayment at any time (upon notice) and mandatory repayment such that the bridge facility shall not exceed US$750 million by November 25, 2005 and shall be paid in full by May 25, 2007. Furthermore, the Credit Agreement provides for repayment of the development facility by November 26, 2007, unless this date is extended to May 23, 2008. Borrowings are available as U.S. dollar base rate loans, LIBOR-based loans, Canadian bankers' acceptances and Canadian prime rate loans. Interest is payable monthly at a floating rate.

                  A copy of the Credit Agreement is filed as Exhibit 4.1 hereto and is incorporated by reference herein. The foregoing description of the Credit Agreement is qualified in its entirety by reference to such exhibit.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial Statements of Businesses Acquired.

                  The Company will file audited financial statements of the business acquired for the periods specified in Rule 3-05(b) of Regulation S-X in an amendment to this report to be filed not later than February 14, 2005.

                  (b) Pro Forma Financial Information.

                  The Company will furnish the pro forma financial information required pursuant to Article 11 of Regulation S-X in an amendment to this report to be filed not later than February 14, 2005.

                  (c) Exhibits:

2.1 Agreement for the Sale and Purchase of EnCana (U.K.) Limited dated October 28, 2004 by and between EnCana (U.K.) Holdings Limited and Nexen Energy Holdings International Limited (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 29, 2004 (File No. 001-06702)).

4.1 Credit Agreement, dated November 26, 2004, among Nexen Inc., the financial institutions listed therein and The Toronto Dominion Bank, as Agent.

99.1     Press release of Nexen Inc. dated December 1, 2004.


FORWARD-LOOKING STATEMENTS

                  Certain statements in this report constitute "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Such statements are generally identifiable by the terminology used such as "intend", "plan", "expect", "estimate", "budget", "outlook" or other similar words.

                  The forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by such statements. Such factors include, among others: market prices for oil and gas and chemicals products; the ability to explore, develop, produce and transport crude oil and natural gas to markets; the results of exploration and development drilling and related activities; foreign-currency exchange rates; economic conditions in the countries and regions where Nexen carries on business; actions by governmental authorities including increases in taxes, changes in environmental and other laws and regulations; renegotiations of contracts; and political uncertainty, including actions by insurgent or other armed groups or other conflict. The impact of any one factor on a particular forward-looking statement is not determinable with certainty as such factors are interdependent upon other factors, and management's course of action would depend on its assessment of the future considering all information then available. Any statements as to possible commerciality, development plans, capacity expansions, drilling of new wells, ultimate recoverability of reserves, future production rates, cash flows and changes in any of the foregoing are forward-looking statements.

                  Although we believe that the expectations conveyed by the forward-looking statements are reasonable based on information available to us on the date such forward-looking statements were made, no assurances can be given as to future results, levels of activity and achievements. Readers should also refer to our Annual Report on Form 10-K for a discussion of the risk factors.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 7, 2004

                                          NEXEN INC.


                                          By: /s/  John B. McWilliams
                                              -----------------------------
                                          Name:    John B. McWilliams
                                          Title:   Senior Vice President,
                                                   General Counsel and Secretary

EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

2.1 Agreement for the Sale and Purchase of EnCana (U.K.) Limited dated October 28, 2004 by and between EnCana (U.K.) Holdings Limited and Nexen Energy Holdings International Limited (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 29, 2004 (File No. 001-06702)).

4.1 Credit Agreement, dated November 26, 2004, among Nexen Inc., the financial institutions listed therein and The Toronto Dominion Bank, as Agent.

99.1              Press release of Nexen Inc. dated December 1, 2004.